UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

SYNERGY PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 2012

New York, New York 10170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 297-0020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 7.01                                           Regulation FD Disclosure.

As previously announced, on December 12, 2018, Synergy Pharmaceuticals Inc., a Delaware corporation (the “Company”) and its wholly-owned subsidiary, Synergy Advanced Pharmaceuticals, Inc., a Delaware corporation (“Synergy Advanced” and together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”).

On January 4, 2019, as previously disclosed, the Debtors entered into an amended and restated asset purchase agreement (the “Asset Purchase Agreement”) with Bausch Health Companies, Inc. (“BH”) and its wholly owned subsidiary, Bausch Health Ireland Limited (“Purchaser”), pursuant to which Purchaser agreed to acquire substantially all of the Debtors’ assets and certain liabilities (the “Sale Transaction”) for an aggregate purchase price of $185.55 million, minus the Cure Costs Deduction (as defined in the Asset Purchase Agreement) and the GTN Adjustment Amount (as defined in the Asset Purchase Agreement), net of any Deposit Funds (as defined below) (the “Cash Consideration”) and an amount in cash equal to the lesser of (x) $14.45 million and (y) the amount of severance obligations payable to certain eligible employees (other than executive officers) to the extent such obligations constitute administrative expenses in the Chapter 11 Cases pursuant to Sections 503(b)(1) and 507(a)(2) of the Bankruptcy Code.

On March 1, 2019, the Court approved an order authorizing the Sale Transaction with the Purchaser pursuant to the Asset Purchase Agreement (the “Sale Order”).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The closing of the Sale Transaction remains subject to a number of closing conditions, including the absence of a governmental order or other legal prohibition related to the transaction; the accuracy of representations and warranties of the parties, subject to certain qualifications; and material compliance with the obligations set forth in the Asset Purchase Agreement.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated March 1, 2019

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Filings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Filings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

A plan of reorganization or liquidation may result in holders of the Company’s capital stock receiving no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: the Company’s ability to complete the proposed sale to Bausch Health on or about March 5, 2019; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on our business as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for our business; the unpredictability of our financial results while in Chapter 11 proceedings; our ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of our indebtedness and our trade creditors; risks and uncertainties with performing under the terms of the debtor-in-possession (“DIP”) financing arrangements and any other arrangement with lenders or creditors while in Chapter 11 proceedings; the forecasted uses of funds in the Company’s DIP budgets;  our ability to fund ongoing operations through the applicable DIP financing arrangements; the use of the funds anticipated to be received in the DIP financing arrangements;  the ability to control costs during Chapter 11 proceedings; the risk that our Chapter 11 Cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the ability of the Company to preserve and utilize the NOLs following Chapter 11 proceedings; any statements or assumptions underlying any of the foregoing as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2018, August 8, 2018 and November 9, 2018 and Form 10-K filed with the SEC on March 1, 2018, and similar disclosures in subsequent reports filed with the SEC. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/Synergy or 855-388-4579. Information contained on, or that can be accessed    through, such web site or the Court’s web site is not part of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY PHARMACEUTICALS INC.

Dated: March 4, 2019	By:	/s/ Troy Hamilton
Troy Hamilton
Chief Executive Officer